SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, DC 20549


                                           FORM 8-K

                                        CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported) July 22, 1999


                                   MCM CAPITAL GROUP, INC.
                      --------------------------------------------------
                      (Exact Name of Registrant as Specified in Charter)


               DELAWARE                 000-26489             48-1090909
               -----------------        --------------       --------------
               (State or Other          (Commission          (I.R.S. Employer
               Jurisdiction of          File Number)         Identification No.)
               Incorporation)


               500 West First Street
               Hutchinson, KS                                        67501
               ------------------------------------------      -----------------
               (Address of Principal Executive Offices)            (Zip Code)


               Registrant's telephone number, including area code: (800)759-0327


               -----------------------------------------------------------------
               (Former Name or Former Address, if Changed Since Last Report)








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Item 5.  Other Events.

        On July 22, 1999, MCM Capital Group, Inc. (the "Company") announced that Robert E. Koe had been named President and Chief Executive Officer of the Company and had been appointed to its Board of Directors. Mr. Koe succeeds Mr. Frank Chandler who will serve as Vice Chairman and remain a director of the Company. In connection with his employment, Mr. Koe entered into a three-year employment agreement and was granted options to purchase up to 100,000 shares of the Company's common stock under the Company's 1999 Equity Participation Plan.

        Copies of Mr. Koe's employment agreement and the press release with respect to the foregoing announcement are being filed as exhibits hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        10.1   Employment Agreement between the Company and Robert E. Koe

        99.1 Press Release dated July 22, 1999.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                               MCM CAPITAL GROUP, INC.



                                               By: /s/R. Brooks Sherman
                                                   ----------------------------
                                                   R. Brooks Sherman
                                                   Executive Vice President
                                                   and Chief Financial Officer


Dated: July 22, 1999



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                                         EXHIBIT INDEX

Exhibit
   No.                     Description                       Page No.


10.1 --        Employment Agreement between the
               Company and Robert E. Koe

99.1 --        Press Release dated July 22, 1999




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